UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2023

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Dana Incorporated (“Dana”) Annual Meeting of Shareholders held on April 26, 2023 (the “Annual Meeting”), shareholders considered five proposals that are described in more detail in Dana’s Definitive Proxy Statement dated March 16, 2023 for the Annual Meeting of Shareholders. The holders of record of 127,386,016 shares, or 88.26% of Dana’s 144,329,402 outstanding shares of common stock, were represented in person or by proxy, constituting a quorum and more than a majority of the shares entitled to vote.

The vote results detailed below represent final results as certified by the Inspector of Election:

PROPOSAL I - Election of ten directors for a one-year term expiring in 2024 or upon the election and qualification of their successors:

	FOR	WITHHOLD	BROKER NON-VOTE
Ernesto M. Hernàndez	121,722,717	1,340,165	4,323,134
Gary Hu	116,399,072	6,663,810	4,323,134
Brett M. Icahn	110,511,780	12,551,102	4,323,134
James K. Kamsickas	116,006,847	7,056,035	4,323,134
Virginia A. Kamsky	101,571,507	21,491,375	4,323,134
Bridget E. Karlin	117,834,028	5,228,854	4,323,134
Michael J. Mack, Jr.	121,644,859	1,418,023	4,323,134
R. Bruce McDonald	120,845,668	2,217,214	4,323,134
Diarmuid B. O’Connell	121,718,537	1,344,345	4,323,134
Keith E. Wandell	113,420,413	9,642,469	4,323,134

PROPOSAL II - Approval of a non-binding advisory vote on executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
111,698,948	11,252,479	111,455	4,323,134

PROPOSAL III – Approval of a non-binding advisory vote on the frequency of the advisory vote to approve executive compensation:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
113,300,724	65,018	9,608,046	89,094

PROPOSAL IV - Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023:

FOR	AGAINST	ABSTAIN
123,275,765	4,037,029	73,222

PROPOSAL V – Shareholder proposal to require an independent Board Chairman:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
43,067,761	79,897,614	97,507	4,323,134

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Date: April 28, 2023	By:	/s/ Douglas H. Liedberg
Name: Douglas H. Liedberg
Title: Senior Vice President, General Counsel and Secretary

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